EXHIBIT 32

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In  connection  with the  Quarterly  Report  of  Energas  Resources,  Inc.  (the
"Company") on Form 10-QSB for the period ending October 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, George G. Shaw, President and David W. Young, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects the financial condition and results of the Company.


February 14, 2005                   By: /s/ George G. Shaw
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                                        George G. Shaw, President



February 14, 2005                   By: /s/ David W. Young
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                                        David W. Young, Chief Financial Officer